BlackRock International Fund
of BlackRock Series, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

Supplement dated December 7, 2012 to the
Statement of Additional Information, dated February 28, 2012

Effective immediately, the Statement of Additional Information of each of BlackRock International Fund of BlackRock Series, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. (the “Funds” and, individually, a “Fund”) is amended as follows:

The chart listing investments and investment strategies in the section entitled “Investment Objectives and Policies” in Part I of each Fund’s current Statement of Additional Information is supplemented as follows:

	International Fund	Emerging Markets Fund	Latin America Fund
Investment in Other Investment Companies	X	X	X
Exchange-Traded Funds	X	X	X

Shareholders should retain this Supplement for future reference.

SAI-13989-1212SUP